                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement                [ ] Confidential, for Use by the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              HEAVENLYDOOR.COM, INC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             HEAVENLYDOOR.COM, INC.

               840 MEMORIAL DRIVE, CAMBRIDGE, MASSACHUSETTS 02139
                                 (617) 491-1100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         The annual meeting of the stockholders of HeavenlyDoor.com, Inc., formerly known as Procept, Inc., a Delaware corporation ("HVDC"), will be held at the offices of Paramount Capital, Inc. at 787 Seventh Avenue, New York,
New York at 1:00 p.m. on Monday, June 19, 2000, for the following purposes:

     1.   To elect ten directors of HVDC.

     2. To approve an amendment to HVDC's 1998 Equity Incentive Plan (the "Equity Plan") to increase the aggregate number of shares of common stock reserved for issuance under the Equity Plan to 10,800,000 from 4,800,000.

     3. To approve the transfer of all of HVDC's biotechnology assets to its wholly-owned subsidiary, Procept, Inc. (formerly known as Pacific Pharmaceuticals, Inc.)

     4. To approve an amendment and restatement of HVDC's Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 50,000,000 to 75,000,000 shares.

     5. To transact such other business as may properly come before the meeting.

         Only stockholders of record at the close of business on May 4, 2000 will be entitled to vote at the meeting.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE YOUR PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOUR PROXY WILL NOT BE USED.

                                       By order of the Board of Directors,

                                       Lynnette C. Fallon
                                       SECRETARY

[MAY  ____, 2000]

                             HEAVENLYDOOR.COM, INC.

               840 Memorial Drive, Cambridge, Massachusetts 02139
                                 (617) 491-1100

                                 ---------------

                                 Proxy Statement

                                 ---------------


                               GENERAL INFORMATION

         The enclosed proxy is solicited on behalf of the Board of Directors of HeavenlyDoor.com, Inc., referred to in this proxy statement as HVDC, for use at the annual meeting of stockholders to be held at the offices of Paramount Capital, Inc. at 787 Seventh Avenue, New York, New York at 1:00 p.m. on
Monday, June 19, 2000, and at any adjournments thereof.

         The authority granted by an executed proxy may be revoked, at any time before its exercise, by filing with the Secretary of HVDC a written revocation or a duly executed proxy bearing a later date or by voting in person at the meeting. SHARES REPRESENTED BY VALID PROXIES WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS IN THE PROXIES. IF NO SPECIFICATIONS ARE MADE, THE PROXIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS, AS DESCRIBED IN THIS PROXY STATEMENT. HVDC will exercise discretionary authority to vote valid proxies on any matter duly considered at the 2000 annual meeting; provided, however, if HVDC had notice of a stockholder proposal prior to March 16, 2000, and such proposal has not been included in this proxy, HVDC may not exercise discretionary authority to vote proxies received hereunder either for or against such proposal.

         On May 4, 2000, HVDC had outstanding ____________ shares of common stock, $0.01 par value, which is its only outstanding class of voting stock. Only stockholders of record at the close of business on May 4, 2000 will be entitled to vote at the meeting. The holders of common stock are entitled to one vote for each share registered in their names on the record date with respect to all matters to be acted upon at the meeting. The presence at the meeting, in person or by proxy, of a majority in interest of the common stock issued and outstanding and entitled to vote at the meeting shall constitute a quorum for the transaction of business. Abstentions and broker non-votes will be considered present for purposes of determining the presence of a quorum.

         The approximate date on which this proxy statement and accompanying proxy are first being sent or given to stockholders is May __, 2000.

            SECURITY OWNERSHIP OF MANAGEMENT AND FIVE PERCENT OWNERS
         The following table and footnotes set forth certain information regarding the beneficial ownership of HVDC's common stock as of April 1, 2000 by
(i) the only persons known by HVDC to be beneficial owners of more than 5% of the common stock, (ii) the executive officers named in the Summary Compensation Table, (iii) each director and nominee for election as a director, and (iv) all current executive officers and directors as a group:

                                                                      Common Stock
                                                                  BENEFICIALLY OWNED (1)

              BENEFICIAL OWNER                                  SHARES           PERCENT

Aries Domestic Fund, L.P. ..............................    15,007,566 (2)         46.08
The Aries Trust
Aries Master Fund
Aries Domestic Fund II, L.P.
Paramount Capital Investments, LLC
Paramount Capital, Inc.
Paramount Capital Asset Management, Inc.
Dr. Lindsay A. Rosenwald
   c/o Paramount Capital Asset Management, Inc.
   787 Seventh Avenue
   New York, New York 10019

John F. Dee.............................................      1,436,895 (3)          4.41

Michael Fitzgerald......................................        357,564 (4)          1.10

Michael S. Weiss........................................        770,159 (5)          2.36

Zola P. Horovitz, Ph.D..................................        173,312 (6)          *

Mark C. Rogers, M.D.....................................     12,543,083 (7)         38.51

Nigel J. Rulewski, M.D..................................        961,538 (8)          2.95

Elliott H. Vernon.......................................        271,525 (9)          *

Glenn Cooper............................................        212,575(10)          *

Richard Kurtz...........................................      1,665,198              5.11

Philip C. Pauze.........................................         36,159(11)          *

Howard Weiser...........................................      2,563,996(12)          7.87

Lloyd J. Kagin..........................................          3,000              *

All current executive officers and directors as

a group (12 persons)....................................     20,995,004(13)         64.47

---------------
* Indicates less than 1%

(1) Unless otherwise indicated in these footnotes, each stockholder has sole voting and investment power with respect to the shares of common stock shown as beneficially owned by such stockholder, subject to community property laws where applicable. Shares of common stock issuable upon the exercise of options or warrants currently exercisable or exercisable within 60 days of April 1, 2000 are treated as outstanding solely for the purpose of calculating the amount and percentage of shares beneficially owned by the holder of such options or warrants.

(2)  Reported ownership consists of:

     (A) the following holdings of The Aries Domestic Fund L.P.:
     (1) 3,404,259 outstanding shares of common stock, (2) 258,136 shares issuable on exercise of Class C Warrants, (3) 55,443 shares issuable upon exercise of 1998 Unit Purchase Options, (4) 25,153 shares issuable upon exercise of Class C Warrants issuable on exercise of 1998 Unit Purchase Options, (5) 45,654 shares issuable upon exercise of 1997 Unit Purchase Options originally issued by Pacific Pharmaceuticals, Inc.,
     (6) 4,671 shares issuable upon exercise of Class A Warrants issuable on exercise of 1997 Unit Purchase Options originally issued by Pacific,
     (7) 2,716 shares issuable upon exercise of 1995 Unit Purchase Options originally issued by Pacific, (8) 3,395 shares issuable upon exercise of Class A Warrants issuable on exercise of 1995 Unit Purchase Options originally issued by Pacific, (9) 73,871 shares issuable upon exercise of Class A Warrants originally issued by Pacific, (10) 189,000 shares issuable upon exercise of Class D Warrants, (11) 4,889 shares issuable upon exercise of common stock Warrants originally issued by Pacific, and
     (12) 1,754 shares issuable upon exercise of common stock Warrants originally issued by HVDC;

     (B) the following holdings of the Aries Trust: (1) 6,731,810 shares of common stock, (2) 495,442 shares issuable on exercise of Class C Warrants,
     (3) 112,564 shares issuable upon exercise of 1998 Unit Purchase Options,
     (4) 51,067 shares issuable upon exercise of Class C Warrants issuable on exercise of 1998 Unit Purchase Options, (5) 88,568 shares issuable upon exercise of 1997 Unit Purchase Options originally issued by Pacific Pharmaceuticals, Inc., (6) 9,061 shares issuable upon exercise of Class A Warrants issuable on exercise of 1997 Unit Purchase Options originally issued by Pacific, (7) 2,716 shares issuable upon exercise of 1995 Unit Purchase Options originally issued by Pacific, (8) 3,395 shares issuable upon exercise of Class A Warrants issuable on exercise of 1995 Unit Purchase Options originally issued by Pacific, (9) 117,757 shares issuable upon exercise of Class A Warrants originally issued by Pacific, (10) 441,000 shares issuable upon exercise of Class D Warrants, (11) 11,408 shares issuable upon exercise of Common stock Warrants originally issued by Pacific, and (12) 4,092 shares issuable upon exercise of Common stock Warrants originally issued by HVDC;

     (C) the following holding of Aries Master Fund: 26,962 shares of common stock;

     (D) the following holding of Aries Domestic Fund II, L.P.: 634 shares of common stock;

     (E) the following holdings of Dr. Lindsay A. Rosenwald: (1) 276,258 shares of common stock, (2) 936,954 shares issuable upon exercise of 1998 Unit Purchase Options, (3) 425,069 shares issuable upon exercise of Class C Warrants issuable on exercise of 1998 Unit Purchase Options, (4) 843,445 shares issuable upon exercise of 1997 Unit Purchase Options originally issued by Pacific, (5) 86,292 shares issuable upon exercise of Class A Warrants issuable on exercise of 1997 Unit Purchase Options originally issued by Pacific, (6) 20,879 shares issuable upon exercise of 1995 Unit Purchase Options originally issued by Pacific, and (7) 26,099 shares issuable upon exercise of Class A Warrants issuable on exercise of 1995 Unit Purchase Options originally issued by Pacific;

     (F) 10,865 shares of common stock held by Paramount Capital Investments LLC; and

     (G) 216,288 shares of common stock held by Paramount Capital, Inc.

(3) Includes 1,436,795 shares issuable to Mr. Dee upon the exercise of options currently exercisable or exercisable within 60 days of April 1, 2000.

(4) Includes 352,564 shares issuable to Mr. Fitzgerald upon the exercise of options currently exercisable or exercisable within 60 days of April 1, 2000.

(5) Consists of (1) 17,893 outstanding shares of common stock; (2) 168,019 shares issuable to Mr. Weiss upon the exercise of options currently exercisable or exercisable within 60 days of April 1, 2000; (3) 45,022 shares issuable upon exercise of 1998 Unit Purchase Options, (4) 20,426 shares issuable upon exercise of Class C Warrants issuable on exercise of 1998 Unit Purchase Options, (5) 181,725 shares issuable upon exercise of 1997 Unit Purchase Options originally issued by Pacific Pharmaceuticals, Inc., (6) 18,592 shares issuable upon exercise of Class A Warrants issuable on exercise of 1997 Unit Purchase Options originally issued by Pacific, (7) 2,230 shares issuable upon exercise of 1995 Unit Purchase Options originally issued by Pacific, (8) 2,787 shares issuable upon exercise of Class A Warrants issuable on exercise of 1995 Unit Purchase Options originally issued by Pacific and (9) options held by Hawkins Group, LLC to purchase units consisting of an aggregate of 215,637 shares of common stock, plus Class C Warrants to purchase 97,828 shares of common stock. Mr. Weiss is a managing member of the Hawkins Group, LLC and disclaims beneficial ownership of its shares except to the extent of his pecuniary interest therein, if any.

(6) Consists solely of shares issuable to Dr. Horovitz upon the exercise of options currently exercisable or exercisable within 60 days of April 1, 2000.

(7) Consists of (A) 10,390,818 shares and 2,001,752 shares issuable upon exercise of options and warrants held by The Aries Trust, Aries Domestic Fund, L.P., Aries Master Fund, Aries Domestic Fund II, L.P., Paramount Capital Investments LLC and Paramount Capital Asset Management Inc. (the "Paramount" Entities") and (B) 150,513 shares issuable to Dr. Rogers upon the exercise of options currently exercisable or exercisable within 60 days of April 1, 2000. Dr. Rogers is the President of Paramount Capital, Inc., an affiliate of the Paramount Entities. Dr. Rogers disclaims beneficial ownership of the shares held by the Paramount Entities except to the extent of his pecuniary interest therein, if any.

(8) Consists of shares issuable to Mr. Rulewski upon the exercise of options currently exercisable or exercisable within 60 days of April 1, 2000.

(9) Includes 162,325 shares issuable to Mr. Vernon upon the exercise of options currently exercisable or exercisable within 60 days of April 1, 2000.

(10) Consists of shares issuable to Dr. Cooper upon the exercise of options currently exercisable or exercisable within 60 days of April 1, 2000.

(11) Includes 33,334 shares issuable to Mr. Pauze upon the exercise of options currently exercisable or exercisable within 60 days of April 1, 2000.

(12) Includes 1,250,000 shares held by J.E. Holdings, Inc., a corporation of which Mr. Weiser is an affiliate. Also includes 1,050,000 shares held by Weistanta Investment Co., of which Mr. Weiser is an affiliate.

(13) Includes 3,650,975 shares issuable to directors and executive officers upon the exercise of options currently exercisable or exercisable within 60 days of April 1, 2000.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         HVDC's executive officers and directors and persons who own beneficially more than ten percent of HVDC's Common stock are required under
Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership of HVDC securities with the Securities and Exchange Commission. Copies of these reports must also be furnished to HVDC. Based solely on a review of the copies of reports furnished to HVDC and written representations that no other reports were required, HVDC believes that during 1999 HVDC's executive officers, directors and 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         The Board of Directors has fixed the number of directors at ten for the coming year. The ten persons named below have been nominated for election as directors at the annual meeting of stockholders to be held on June 19, 2000, to serve until the next annual meeting of stockholders and until their successors are elected and qualified. Each of the ten nominees for director has consented to being named a nominee in this proxy statement and to serve, if elected, as a director. If any nominee is unable to serve, proxies will be voted for such other candidates as may be nominated by the Board of Directors.

         Pursuant to HVDC's by-laws, directors will be elected by a plurality of the votes properly cast at the meeting. Abstentions and votes withheld will not be treated as votes cast for this purpose and will not affect the outcome of the election.

         The following table contains certain information about the nominees for directors.

                                           BUSINESS EXPERIENCE DURING PAST FIVE                     DIRECTOR
   NAME AND AGE                               YEARS AND OTHER DIRECTORSHIPS                         SINCE

Glenn L. Cooper          Glenn L. Cooper, M.D. has been a director of HVDC since June 1999.  Dr.      1999
Age: 47                  Cooper has served as President, Chief Executive Officer and a director of Interneuron Pharmaceuticals, a public biotechnology company, since
                         May 1993 and was named Chairman of the Board in January 2000.  He is also a director of Genta Incorporated, a public biotechnology company located in Lexington, Massachusetts.  Dr. Cooper received his M.D. from
                         Tufts University School of Medicine, and his B.S. from Harvard
                         University.  He performed his postdoctoral training at Massachusetts
                         General Hospital and New England Deaconess Hospital.

John F. Dee              John F. Dee has been Vice Chairman of the Board of Directors since           1998
Age: 42                  February 2000 and a director since February 1998.  Mr. Dee served as
                         President and Chief Executive Officer of HVDC from February 1998 until
                         February 2000.  From April 1997 to October 1997, Mr. Dee was Interim
                         Chief Executive Officer of Genta Incorporated.  From 1994 to 1997 and
                         1988 to 1992, Mr. Dee was a Senior Management Consultant with McKinsey
                         & Company, Inc. and from 1992 to 1994 served as Chief Operating
                         Officer, Chief Financial Officer, and Director of Walden Laboratories,
                         Inc. (now AVAX Technologies, Inc.).  Mr. Dee holds a M.S. in
                         Engineering from Stanford University and a M.B.A. from Harvard
                         University.



                                           BUSINESS EXPERIENCE DURING PAST FIVE                     DIRECTOR
   NAME AND AGE                               YEARS AND OTHER DIRECTORSHIPS                         SINCE

Zola P. Horovitz, Ph.D.  Zola P. Horovitz, Ph.D. has been a director of HVDC since 1992.  Dr.         1992
Age: 65                  Horovitz, currently a consultant to pharmaceutical companies, served as
                         Vice President - Business Development and Planning at
                         Bristol-Myers Squibb Pharmaceutical Group, from August
                         1991 to April 1994, and as Vice President - Licensing,
                         from 1989 to August 1991. Prior to 1989, Dr. Horovitz
                         spent 30 years as a member of the Squibb Institute for
                         Medical Research, most recently as Vice President -
                         Research Planning. He is also a director of seven other
                         publicly traded biotechnology and pharmaceutical
                         companies: Avigen, Inc., BioCryst, Inc., Clinicor,
                         Inc., Diacrin, Inc., Magainin Pharmaceuticals, Inc.,
                         Shire Pharmaceuticals, Inc., and Synaptic
                         Pharmaceuticals, Inc. Dr. Horovitz received his Ph.D.
                         from the University of Pittsburgh.

Lloyd J. Kagin           Lloyd J. Kagin has served as President, Chief Executive Officer, and a       2000
Age:  43                 member of the Board of Directors of HVDC since joining the company in
                         February 2000.  Mr. Kagin was employed by Josephthal & Co., Inc. from
                         November 1995 to February 2000; during that time, Mr. Kagin served as
                         Senior V.P. and Branch Manager from November 1995 to July 1997, he served as Senior Managing Director/Director of Consumer Markets
                         Division from July 1997 to July 1999, and he served as Senior Managing
                         Director and Director of Sales and Marketing from July 1999 until
                         February 2000.  From 1994 to 1995, Mr. Kagin was a consultant with GKN
                         Securities Corporation.  From 1991 to 1994, he was employed by Reich &
                         Co., Inc. most recently as Senior Vice President.  From 1990 to 1991,
                         Mr. Kagin served as Vice President and Branch Manager for First Albany
                         Corporation.  From 1983 to 1989, Mr. Kagin was employed by Paine Webber
                         Inc., most recently as Vice President.  Mr. Kagin holds a B.A. in
                         Neurophysiology from New York University.

Richard J. Kurtz         Richard J. Kurtz, has been a director of HVDC since we acquired              2000
Age: 59                  Heaven's Door Corporation in January 2000.  Mr. Kurtz has been the
                         Chairman of the Board of Directors of Urecoats
                         Industries, Inc., a publicly-traded corporation in the
                         sealant and coating business, since February 1999. He
                         has been the President and Chief Executive Officer of
                         the Kamson Corporation, a privately-held corporation,
                         for over twenty years. Kamson Corporation owns and
                         operates real estate investment properties in the
                         northeastern United States. Mr. Kurtz received his B.A.
                         from the University of Miami in 1962.



                                           BUSINESS EXPERIENCE DURING PAST FIVE                     DIRECTOR
   NAME AND AGE                               YEARS AND OTHER DIRECTORSHIPS                         SINCE

Philip C. Pauze          Philip C. Pauze has been a director of HVDC since we acquired Heaven's       2000
Age: 58                  Door Corporation in January 2000.  Since 1993, Mr. Pauze has been the
                         President of Pauze Swanson Capital Management Co.(TM), which provides investment advice and management services.  Mr. Pauze also has been
                         President and Trustee since 1993 of the Pauze Funds(TM), a mutual fund company registered under the Investment Company Act of 1940.  Since
                         1999, Mr. Pauze has been President of Champion Fund Services(TM), an accounting, administration, and transfer agency firm serving the mutual fund industry.  In 2000, Mr. Pauze formed and is President of Senior
                         Family Care, Inc.(TM), a firm providing pre-need funeral services via the internet.  Mr. Pauze received his B.A. from Auburn University in 1963.

Mark C. Rogers, M.D.     Mark C. Rogers, M.D. has been a director of HVDC since December 1997.        1997
Age: 57                  Dr. Rogers is presently the President of Paramount Capital, Inc.  From
                         1996 until 1998, Dr. Rogers was Senior Vice President,
                         Corporate Development and Chief Technology Officer of
                         The Perkin-Elmer Corporation, a developer, manufacturer
                         and marketer of life science and analytical instrument
                         systems. From 1992 to 1996, Dr. Rogers was Vice
                         Chancellor for Health Affairs at Duke University
                         Medical Center and Chief Executive Officer at Duke
                         Hospital and Health Network. Prior to his employment at
                         Duke, Dr. Rogers was on the faculty of Johns Hopkins
                         University for 15 years where he served as a
                         Distinguished Faculty Professor and Chairman of the
                         Department of Anesthesiology and Critical Care
                         Medicine, Associate Dean for Clinical Affairs, Director
                         of the Pediatric Intensive Care Unit and Professor of
                         Pediatrics. Dr. Rogers currently serves on the board of
                         three publicly traded companies: Discovery
                         Laboratories, Inc., a development-stage pharmaceutical
                         company, Galileo Corporation, a fiberoptics and
                         electro-optics technology company, and HCIA, Inc., a
                         health care information content company. Dr. Rogers
                         received his M.D. from Upstate Medical Center, State
                         University of New York, and his M.B.A. from The Wharton
                         School. He received his B.A. from Columbia University
                         and held a Fulbright Scholarship.



                                           Business Experience During Past Five                     Director
   NAME AND AGE                             YEARS AND OTHER DIRECTORSHIPS                           SINCE

Elliott H. Vernon        Elliott H. Vernon has been a director of HVDC since December 1997.  Mr.      1997
Age: 57                  Vernon has been the Chairman of the Board, President and Chief
                         Executive Officer of Healthcare Imaging Services, Inc.,
                         a publicly held operator of fixed-site magnetic
                         resonance imaging centers in the northeast, since its
                         inception in 1991. For the past ten years, Mr. Vernon
                         has also been the managing partner of MR General
                         Associates, a New Jersey general partnership which is
                         the general partner of DMR Associates, L.P., a Delaware
                         limited partnership. Mr. Vernon was also one of the
                         founders of Transworld Nurses, Inc., the predecessor of
                         Transworld HealthCare, Inc., a publicly held regional
                         supplier of a broad range of alternate site healthcare
                         services and products. Mr. Vernon is also a principal
                         of Healthcare Financial Corp., LLC, a healthcare
                         financial consulting company engaged primarily in FDA
                         matters. From January 1990 to December 1994, Mr. Vernon
                         was a director, Executive Vice President and General
                         Counsel of Aegis Holdings Corporation, an international
                         provider of financial services through its investment
                         management and capital markets consulting subsidiaries.

Michael S. Weiss         Michael S. Weiss has been a director of HVDC, and the Chairman of its        1997
Age: 34                  Board of Directors, since July 1997.  Mr. Weiss is presently President and Chief Executive Officer of cancereducation.com.  Prior to joining
                         cancereducation.com, from 1993 to 1999, Mr. Weiss was a Senior Managing
                         Director of Paramount Capital, Inc.  Prior to joining Paramount, Mr.
                         Weiss was an attorney with Cravath, Swaine & Moore.  Mr. Weiss is currently Vice-Chairman of the Board of Directors of Genta Incorporated
                         and a director of each of AVAX Technologies, Inc. and Palatin
                         Technologies, Inc., and the Secretary of Atlantic Pharmaceuticals,
                         Inc., each of which is a publicly traded biopharmaceutical company.
                         Additionally, Mr. Weiss is currently a member of the boards of directors of several privately held biopharmaceutical companies.  Mr.
                         Weiss received his J.D. from Columbia University School of Law and a
                         B.S. in Finance from The State University of New York at Albany.

Howard Weiser            Howard Weiser has been a director of HVDC since we acquired Heaven's         2000
Age: 60                  Door Corporation in January 2000.  Prior to becoming a director of
                         HVDC, Mr. Weiser was a director of Heaven's Door
                         Corporation from its inception in May 1999 until its
                         acquisition by HVDC in January 2000. From 1994 to 1999,
                         Mr. Weiser was Chairman, President, Chief Executive
                         Officer, and Secretary of Urecoats Industries Inc., a
                         publicly traded sealant and coating business, and its
                         predecessors.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES LISTED ABOVE.

                          BOARD AND COMMITTEE MEETINGS

         The Board of Directors held 8 meetings during 1999. Each of the directors then in office attended at least 75% of the aggregate of all meetings of the Board and all meetings of the committees of the Board on which such director then served, except Mr. Weiss who attended 72%, Nigel Rulewski (who resigned from the Board in January 2000), who attended 71% of the meetings held after he was elected a director in January of 1999, and Dr. Cooper, who attended 60% of the meetings held after he was elected a director in June of 1999.

         HVDC has standing Audit and Compensation Committees of the Board of Directors but does not have a Nominating Committee. The Audit Committee, which during 1999 consisted of Dr. Vernon and Dr. Link, held one meeting in 1999. The primary function of the Audit Committee is to assist the Board of Directors in the discharge of its duties and responsibilities by providing the Board with an independent review of the financial health of HVDC and of the reliability of HVDC's financial controls and financial reporting systems. The Audit Committee reviews the general scope of HVDC's annual audit, the fee charged by HVDC's independent accountants and other matters relating to internal control systems. For information about the Compensation Committee, see the "Compensation Committee Report on Executive Compensation" below.

                              DIRECTOR COMPENSATION

         HVDC has entered into one-year renewable consulting agreements with each of the members of the Board of Directors who are not employed by HVDC. Pursuant to such agreements, each such board member is entitled to receive (i) an annual retainer fee and (ii) a per diem consulting fee. The annual retainer fee is payable in quarterly installments in either of the following forms as selected by each such director: (i) $10,000 cash, or (ii) options to purchase shares of common stock under the 1998 Equity Incentive Plan having an aggregate exercise price of $20,000. The consulting fee is payable in either of the following forms as selected by each such director for each day that such director provides consulting services to HVDC: (i) $1,000 in cash, or (ii) options to purchase shares of common stock under the 1998 Equity Incentive Plan having an aggregate purchase price of $1,350. Members of the Board of Directors of HVDC receive no additional compensation for attending Board meetings or meetings of Board committees on which they serve.

         In lieu of options granted originally in June 1998, on January 22, 1999, each director who was not an employee of HVDC was granted non-qualified options to purchase 35,000 shares of common stock under the 1998 Equity Incentive Plan with an exercise price of $5.00. The options were granted the same antidilution and pricing reset contractual rights as those granted to investors in HVDC's 1998 private placement. Pursuant to such rights the exercise price has been reduced to $1.56, and there are 112,179 shares of common stock underlying each such grant. These terms became fixed on January 28, 2000. The options became fully exercisable on January 28, 2000, in connection with HVDC's acquisition of Heaven's Door Corporation.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         PARAMOUNT AFFILIATES. Various entities affiliated with Paramount Capital Asset Management, Inc. (named in the table headed "Security Ownership of Management and Five Percent Owners" set forth above) are significant stockholders of HVDC. During 1999, HVDC had certain relationships and transactions with these stockholders and their affiliates, known as "Paramount Affiliates."

o During 1999, two members of the HVDC Board of Directors had relationships with the Paramount Affiliates. During part of 1999, Mr. Weiss was a Senior Managing Director of Paramount Capital, Inc., a Paramount Affiliate. In addition, Dr. Rogers was the President of Paramount Capital, Inc. during all of 1999 to date.

o Certain Paramount Affiliates have a contractual right to designate a majority of the members of HVDC's Board of Directors, as long as these Paramount Affiliates hold at least 5% of the voting stock of HVDC. In addition, during that period, HVDC must obtain the consent of these Paramount Affiliates prior to (1) making any payments in excess of $50,000,
     (2) incurring any indebtedness, (3) engaging in transactions with other affiliates or (4) increasing executive compensation or bonuses, except for bonuses guaranteed in an employment contract.

o During 1999, HVDC paid Paramount Affiliates (1) an aggregate of $44,000 in monthly advisory fees for financial advisory services, (2) $50,000 in cash and 160,160 shares of HVDC Common Stock as payment for a 6% brokerage fee incurred by Pacific in connection with the merger, (3) 546,000 shares of HVDC common stock as a fee for services that Paramount provided in structuring and negotiating the merger, (5) 27,615 shares of Common Stock in exchange for the cancellation of indebtedness originally incurred by Pacific.

o In addition, HVDC is obligated to pay Paramount a commission of 5% upon the exercise of any Class C Warrants.

         PACIFIC PHARMACEUTICALS. Mr. Weiss and Dr. Vernon, HVDC Board members, were serving on the Board of Directors of Pacific Pharmaceuticals, Inc. during the negotiation, execution and consummation of HVDC's acquisition of Pacific. The HVDC Board of Directors formed a Special Committee to consider and approve any terms of the transaction with Pacific. Mr. Weiss and Dr. Vernon were not members of the HVDC Special Committee.

                             EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE. The table below set forth certain compensation information for the following executive officers of HVDC: Mr. Lloyd Kagin, current President and Chief Executive Officer, Mr. John F. Dee, President and Chief Executive Officer during fiscal year 1999, Nigel Rulewski, Chief Medical Officer, and Michael Fitzgerald, Chief Financial Officer. Mr. Dee resigned as an executive officer of HVDC as of February 25, 2000 and Mr. Kagin was hired to fill his position. Mr. Fitzgerald became an executive officer of HVDC in March of 1999. Dr. Rulewski resigned as Chief Medical Officer effective February 29, 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                LONG TERM
                                                           ANNUAL             COMPENSATION
                                                        COMPENSATION             AWARDS

                                                                               SECURITIES
NAME AND                                                                       UNDERLYING          ALL OTHER
PRINCIPAL POSITION                        YEAR     SALARY ($)    BONUS ($)     OPTIONS (#)     COMPENSATION ($)

Lloyd J. Kagin (1)                        1999            0          0                  0              0
  President, Chief Executive Officer

John F. Dee (2)                           1999    200,000            0        106,667 (3)              0
  President, Chief Executive Officer      1998    181,667            0          1,330,128 (4)          0

Michael E. Fitzgerald (5)
  Chief Financial Officer                 1999    150,000       9,075 (6)        352,564(7)            0

Nigel J. Rulewski, M.D. (8)               1999    200,000            0                  0              0
  Chief Medical Officer                   1998     16,669      55,000 (9)        961,538(10)           0

----------------

(1) Mr. Kagin joined HVDC as President and Chief Executive Officer effective as of February 25, 2000. His compensation arrangements are discussed under "Executive Employment Contracts and Termination Agreements" below.

(2) Mr. Dee joined HVDC as President and Chief Executive Officer in February 1998 and resigned his office effective February 25, 2000. Mr. Dee is currently serving as HVDC's Vice Chairman.

(3) In lieu of the annual cash bonus Mr. Dee is entitled to under his employment agreement, he received an option to purchase 106,667 shares of HVDC common stock for his services in 1998.

(4) This option was granted in January 1999, but was approved in principle in 1998 in connection with Mr. Dee's offer of employment. This option was initially exercisable for 415,000 shares at $5.00 per share, but the number of shares and the exercise price have been adjusted in accordance with provisions that paralleled antidilution and reset rights held by investors in HVDC's 1998 private placement, thereby keeping the executive's interests in line with those of the investors.

(5) Mr. Fitzgerald joined HVDC as Vice President and Chief Financial Officer in March of 1999.

(6) In lieu of a cash bonus, Mr. Fitzgerald received 5,000 shares of HVDC common stock.

(7) This option was initially exercisable for 110,000 shares at $5.00 per share, but the number of shares and the exercise price have been adjusted in accordance with provisions that paralleled antidilution and reset rights held by investors in HVDC's 1998 private placement, thereby keeping the executive's interests in line with those of the investors.

(8) Dr. Rulewski joined HVDC as Chief Medical Officer in December 1998 and resigned from this office effective February 29, 2000.

(9) In lieu of a cash bonus, Dr. Rulewski received 10,000 shares of HVDC's common stock.

(10) This option initially was exercisable for 300,000 shares at $5.00 per share, but the number of shares and the exercise price have been adjusted in accordance with provisions that paralleled antidilution and reset rights held by investors in HVDC's 1998 private placement, thereby keeping the executive's interests in line with those of the investors.

         OPTION GRANT TABLE. The following table provides information concerning the grant of stock options under HVDC's 1998 Equity Incentive Plan to the named executive officers during the last fiscal year. In addition, the table shows hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10%, compounded annually, from the date the options were granted to their expiration date. This table does not take into account any change in the price of HVDC common stock to date, nor does HVDC make any representation regarding the rate of its appreciation.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                 POTENTIAL REALIZABLE VALUE AT
                          NUMBER OF     PERCENT OF                                  ASSUMED ANNUAL RATES OF
                          SECURITIES  TOTAL OPTIONS                              STOCK PRICE APPRECIATION FOR
                          UNDERLYING    GRANTED TO   EXERCISE OR                      OPTION TERM ($) (1)
                           OPTIONS     EMPLOYEES IN   BASE PRICE    EXPIRATION
          NAME           GRANTED (#)   FISCAL YEAR    ($/SHARE)        DATE            5%             10%
          ----           -----------   ------------   ---------        ----            --             ---
                                          (%)(2)
                                          ------

Lloyd J. Kagin                0            n/a       n/a               n/a            n/a            n/a

John F. Dee               106,667(3)      18.75      $1.125(3)       9/13/2009       $75,468       $197,250

Michael E. Fitzgerald     352,564(4)      61.99      $1.56(4)        3/8/2009       $345,892       $876,558

Nigel J. Rulewski, M.D.       0            n/a       n/a               n/a          n/a            n/a

-----------------

(1) The dollar amounts under these columns include the results at the 5% and 10% rates set by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, in the price of the underlying common stock. No gain to the optionees is possible without an increase in price of the common stock, which will benefit all stockholders proportionately.

(2) Based on a total of 568,771 shares subject to options granted during 1999, as adjusted through January 28, 2000. This total does not include an option issued to John Dee in January 1999 to purchase an adjusted total of 1,330,128 shares, because this option was approved in principle in 1998 in connection with Mr. Dee's employment agreement.

(3) The exercise price and number of shares subject to this option reflect adjustments pursuant to the original terms thereof through January 28, 2000 when the terms became fixed. The adjustment provisions were designed to keep Mr. Dee's interests in line with the interests of investors.

(4) The exercise price and number of shares subject to this option reflect adjustments pursuant to the original terms thereof through January 28, 2000 when the terms became fixed. The adjustment provisions were designed to keep Mr. Fitzgerald's interests in line with the interests of investors.

         FISCAL YEAR-END OPTION VALUES. The following table provides information regarding exerciseable and unexerciseable stock options held by the named executive officers as of December 31, 1999:

                          FISCAL YEAR-END OPTION VALUES

                                                                                     VALUE OF UNEXERCISED
                                                           NUMBER OF SECURITIES         IN-THE-MONEY
                                                          UNDERLYING UNEXERCISED         OPTIONS AT
                              SHARES                            OPTIONS AT           FISCAL YEAR-END ($)
                            ACQUIRED ON       VALUE         FISCAL YEAR-END (#)         EXERCISABLE/
            NAME             EXERCISE    REALIZED ($)(1)       EXERCISABLE/         UNEXERCISABLE (1)(2)
                              (#)(1)                         UNEXERCISABLE (1)

Lloyd J. Kagin                   0              0                   0/0                      0/0

John F. Dee                      0              0               1,436,795/0              3,103,181/0

Michael E. Fitzgerald            0              0                352,564/0                750,080/0

Nigel J. Rulewski, M.D.          0              0                961,538/0               2,045,672/0

-----------------

(1) These numbers reflect acceleration of vesting and adjustment of option terms that occurred on January 28, 2000.

(2) Based on the difference between the option exercise price and the closing price of the underlying common stock on December 31, 1999, which closing price was $3.6875.

            EXECUTIVE EMPLOYMENT CONTRACTS AND TERMINATION AGREEMENTS

         Provided below is information concerning the employment and termination arrangements that the company has entered into with its executive officers named in the compensation table above. Mr. Fitzgerald has not entered into an employment agreement with the company regarding his service as Chief Financial Officer.

         LLOYD J. KAGIN. On February 25, 2000, HVDC and Mr. Kagin entered into an employment agreement providing for Mr. Kagin to serve as president and chief executive officer on the company until March 25, 2004. Mr. Kagin's employment agreement entitles him to a minimum annual base salary of $250,000 and an annual bonus of between $25,000 and $100,000. The amount of Mr. Kagin's bonus is determined annually by the compensation committee in light of his and the company's performance over the prior year. Mr. Kagin received a signing bonus of $75,000 and options to purchase an aggregate of 2.4 million shares of the company's common stock at a price of $4.438 per share Half of these options become exercisable in quarterly installments over a four-year period, and the other half all become exercisable at the end of the four-year period, subject to acceleration if certain performance goals are met. If the company terminates Mr. Kagin's employment without cause, or if Mr. Kagin terminates his employment because the company has breached its obligations to him or there has been a change of control of the company, then Mr. Kagin is entitled to receive (i) severance payments in a lump sum equal to his cash compensation from HVDC for the twelve month period preceding the termination date and (ii) immediate acceleration of the exercisability of any unvested options then held by Mr. Kagin, except that the exercisability of his options to purchase 1.2 million shares will not accelerate unless the company has attained a certain market capitalization.

         JOHN F. DEE. HVDC and Mr. Dee entered into an employment agreement effective in February of 1998 providing for Mr. Dee to serve as the company's President and Chief Executive Officer until such time as his employment is terminated. Mr. Dee's employment agreement entitles him to a minimum annual base salary of $200,000 and an annual bonus of a minimum of $25,000 and a maximum $200,000. The amount of Mr. Dee's bonus is determined annually by the compensation committee in light of his and the company's performance over the prior year. As of the date of this proxy, the compensation committee had not yet considered whether Mr. Dee will receive more than the minimum bonus for 1999. Mr. Dee was also granted an option to purchase shares of the company's common stock under the employment agreement. As adjusted through January 28, 2000, this option entitles Mr. Dee to purchase 1,330,128 shares of common stock at $1.56 per share. This option became exercisable in full in connection with the adjustment on January 28, 2000. Mr. Dee's employment may be terminated by mutual agreement of the parties, by Mr. Dee if the company breaches it's obligations to him, or by HVDC if Mr. Dee breaches his obligations to the company. Although Mr. Dee ceased to serve as President and Chief Executive Officer of HVDC in February 2000, he has continued to serve HVDC through the date of this proxy statement as Vice Chairman of the Board of Directors, and his annual compensation remains the same as before.

         NIGEL J. RULEWSKI. On September 3, 1998, HVDC and Dr. Rulewski entered into an employment agreement whereby Dr. Rulewski agreed to serve as the company's Chief Medical Officer. Dr. Rulewski's employment agreement entitled him to a minimum annual base salary of $200,000 and a performance bonus of up to $225,000 each year. The amount of Dr. Rulewski's bonus is determined by the compensation committee based upon the recommendation of the company's President and is subject to his achievement of agreed upon milestones set at the beginning of each year. As of the date of this proxy, the compensation committee had not yet considered Dr. Rulewski's bonus award for 1999. Dr. Rulewski was also granted an option to purchase 961,538 shares of the company's common stock at a price of 1.56 per share, as adjusted through January 28, 2000. Dr. Rulewski resigned as Chief Medical Officer effective February 29, 2000.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         During 1999, the Compensation Committee of the Board of Directors consisted of Dr. Zola P. Horovitz, Dr. Max Link, and Michael S. Weiss from January until June, at which time Dr. Mark C. Rogers replaced Dr. Max Link on the Committee. The Committee's responsibilities include: (i) reviewing the performance of the Chief Executive Officer and the other executive officers of HVDC and making determinations as to their cash and equity-based compensation and benefits, and (ii) administration of employee stock option grants and stock awards. The Committee met three times during 1999. The Committee submits this report on compensation policies and actions during 1999 with respect to Mr. Dee, in his capacity as President and Chief Executive Officer of the company, and Dr. Nigel Rulewski and Michael Fitzgerald, the only other HVDC executive officers whose combined salary and bonus for 1999 exceeded $100,000. Lloyd J. Kagin, who is also named in the compensation tables, joined HVDC in February 2000. These four executive officers are named in the compensation tables contained in this proxy statement.

COMPENSATION PHILOSOPHY.

         HVDC's executive compensation policy is comprised of three principal elements: base salary, cash or stock bonuses based on performance and stock option grants, and is designed to attract, retain and reward executive officers who contribute to the long term success of HVDC. Through its compensation policy, HVDC strives to provide total compensation that is competitive with other companies in comparable lines of business. The compensation program includes both motivational and retention-related compensation components. Individual performance that meets and exceeds the company's plans and objectives is encouraged through bonus awards, and stock options are granted to connect the performance of the company's stock with the compensation of its executives.

         HVDC endeavors to reward each executive's achievement of goals related to the company's annual and long-term performances and individual fulfillment of responsibilities. While compensation survey data provide useful guides for comparative purposes, the Committee believes that an effective compensation program also requires the application of judgment and subjective determinations of individual performance. Accordingly, the Committee members apply their judgment to reconcile the program's objectives with the realities of retaining valued employees.

CHIEF EXECUTIVE OFFICER COMPENSATION

         John Dee served as the Chief Executive Officer from February 1998 through February 2000. Pursuant to his employment agreement, Mr. Dee's base salary for his first year of service was fixed at $200,000 and is subject to upward adjustment in the discretion of the committee for each consecutive year of employment. Mr. Dee is also entitled to a performance bonus of up to $200,000, subject to the achievement of agreed upon milestones, with a minimum bonus of $25,000. As of the date of this proxy statement, the Compensation Committee has not yet considered whether Mr. Dee will receive more than the minimum base salary and bonus for 1999.

         The Committee approved an option grant to Mr. Dee as part of his offer of employment, which option was initially exercisable for 415,000 shares at $5.00. The exercise price of Mr. Dee's option was set at the price per share paid by the investors in HVDC's 1998 private placement, which price exceeded the fair market value of the common stock on the date of grant. Mr. Dee's option grant included provisions to adjust the number of shares and the exercise price which paralleled antidilution and reset rights held by investors in HVDC's 1998 private placement, thereby keeping Mr. Dee's interests parallel with those of the investors. As of January 28, 2000, Mr. Dee's option was adjusted to cover 1,330,128 shares at an exercise price of $1.56 per share, at which time its terms became fixed. At that same time, the exercisability schedule of the option was accelerated, and it became exercisable in full. In addition, Mr. Dee was granted an option in 1999 that entitles him to purchase 106,667 shares of common stock at $1.125 per share, after giving effect to adjustments through January 28, 2000. This option also has been accelerated and is exercisable in full.

         Mr. Dee has resigned, effective as of February 25, 2000, as the company's President and Chief Executive Officer and has been replaced by Mr. Kagin. Mr. Dee continues to serve the company as Vice Chairman.

COMPENSATION OF OTHER EXECUTIVE OFFICERS

         BASE SALARY. Dr. Rulewski had an employment agreement with HVDC that set his minimum annual base salary. (see "Executive Employment Contracts and Termination Agreements"). The compensation committee set Mr. Fitzgerald's annual base salary at $150,000 when HVDC hired him in 1999. HVDC sets the annual base salary for its executives based on each executive's salary history, the salaries of other HVDC executives, and the compensation of executives at comparable companies. The Compensation Committee periodically reviews the base salaries paid to executive officers. In addition, executive officers may receive bonuses in the discretion of the compensation committee. No bonuses have been awarded with regard to services performed during 1999.

         STOCK OPTIONS. Executive officer compensation also includes long-term incentives afforded by options to purchase shares of common stock. Information pertaining to option grants to executive officers in 1999 is provided in the table entitled "Option Grants in Last Fiscal Year.".

STOCK OPTIONS

         Stock options generally are granted to HVDC's executive officers at the time of their hire and at such other times as the Committee may deem appropriate, such as a promotion and upon nearing full vesting of prior options. In determining option grants, the Committee considers the same industry survey data as used in its analysis of base salaries and bonuses, and strives to make awards that are in line with its competitors. In general, the number of shares of common stock underlying the stock options granted to each executive reflects the significance of that executive's current and anticipated contributions to HVDC.

         In addition, the stock option grants made by the Committee are designed to align the interest of management with those of the shareholders. In order to maintain the incentive and retention aspects of these grants, the Committee has determined that a significant percentage of any officer's stock options should be unvested option shares.

         The value that may be realized from exercisable options depends on whether the price of the company's common stock at any particular point in time accurately reflects the company's performance. However, each individual optionholder, and not the Committee, makes the determination as to whether to exercise options that have vested in any particular year.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

         Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to a public company for compensation over $1 million paid to its Chief Executive Officer and its four other most highly compensated executive officers. However, if certain performance-based requirements are met, qualifying compensation will not be subject to this deduction limit.

                                  By the Compensation Committee,

                                  Zola P. Horovitz, Ph.D.
                                  Mark C. Rogers, M.D.
                                  Michael S. Weiss

                            STOCK PERFORMANCE GRAPHS

         The following graph shows a comparison of the cumulative total shareholder returns HVDC common stock over the five year period from December 31, 1994 to December 31, 1999, as compared with that of the S&P 500 Composite Index and the Hambrecht & Quist Biotechnology Index. The graph assumes $100 invested on December 31, 1994 in HVDC common stock, the S&P 500 Index and the Hambrecht and Quist Biotechnology Index, with all dividends, if any, being reinvested.

                                1994         1995        1996         1997        1998         1999
  ----------------------------------------------------------------------------------------------------
  HeavenlyDoor.com, Inc.       $100.00      $121.95      $41.46        $5.57       $1.39        $2.06
  ----------------------------------------------------------------------------------------------------
  S&P 500 Index                $100.00      $137.58     $169.17      $225.61     $290.09      $351.13
  ----------------------------------------------------------------------------------------------------
  Hambrecht & Quist
  Biotechnology Index          $100.00      $170.11     $156.95      $158.87     $241.93      $517.14
  ----------------------------------------------------------------------------------------------------

             PROPOSAL 2: AMENDMENT TO THE 1998 EQUITY INCENTIVE PLAN

OVERVIEW

         The purpose of the 1998 Equity Incentive Plan is to attract and retain key employees and consultants of the HVDC, to provide incentives for them to achieve long-range performance goals and to enable them to participate in the long-term growth of HVDC. The Equity Plan provides for the grant of stock options (incentive and nonstatutory), stock appreciation rights, performance shares, restricted stock and stock units ("Awards") to employees and consultants of the HVDC and its affiliates ("Eligible Persons").

         Currently, Awards may be made under the Equity Plan for up to a total of 4,800,000 shares of Common stock, subject to adjustment for stock splits and similar capital changes. Options may be granted under the Equity Plan through the assumption or substitution of outstanding grants from an acquired company without reducing the number of shares available for award under the Equity Plan. In connection with the acquisition of Pacific, HVDC assumed Pacific's outstanding option grants representing 242,181 shares of HVDC common stock. The assumption of such options did not decrease the number of options available for grant under the Equity Plan.

PROPOSED AMENDMENT TO THE 1998 EQUITY INCENTIVE PLAN

         The Board of Directors has voted, subject to approval of the stockholders, to increase the number of shares of common stock that may be subject to Awards under the Equity Plan by 6,000,000 shares to an aggregate of 10,800,000 shares, subject to adjustment for stock splits and similar capital changes. This proposed amendment is intended to ensure that a sufficient number of shares of common stock are available to be issued to Eligible Persons in the future.

         As of March 31, 2000, 20 employees were eligible to participate in the Equity Plan and options to purchase an aggregate of 5,238,784 shares of common stock had been granted, excluding the assumed options. Of these options, options to purchase 165,875 shares had been cancelled, options to purchase an aggregate of 5,315,073 shares remained outstanding, and an aggregate of 15,000 shares of restricted stock have been issued under the Equity Plan, leaving 5,469,927 shares available for new Awards under the Equity Plan, including 6,000,000 shares added by the amendment for which stockholder approval is sought. No stock appreciation rights, performance shares, stock units or other stock-based awards have been granted under the Equity Plan. The closing price of HVDC's common stock on March 31, 2000, as reported by the Nasdaq SmallCap Market, was $3.38.

ADMINISTRATION AND ELIGIBILITY

         Awards are made by the Compensation Committee, which has been designated by the Board of Directors to administer the Equity Plan. The Compensation Committee may delegate to one or more officers the power to make awards under the Equity Plan to persons other than officers of HVDC who are subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended, referred to as the Exchange Act.

         Awards under the Equity Plan are granted at the discretion of the Compensation Committee, which determines the recipients and establishes the terms and conditions of each award, including the exercise price, the form of payment of the exercise price, the number of shares subject to options or other equity rights and the time at which such options become exercisable. However, the exercise price of any stock option granted under the Equity Plan may not be less than the fair market value of the common stock on the date of grant.

         FEDERAL INCOME TAX CONSEQUENCES RELATING TO STOCK OPTIONS

         INCENTIVE STOCK OPTIONS. An optionee does not realize taxable income upon the grant or exercise of an incentive stock option, or ISO, under the Equity Plan.

         If no disposition of shares issued to an optionee pursuant to the exercise of an ISO is made by the optionee both within two years from the date of grant and within one year from the date of exercise, then (a) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) is taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss and (b) no deduction is allowed to HVDC for Federal income tax purposes. The exercise of ISOs gives rise to an adjustment in computing alternative minimum taxable income that may result in alternative minimum tax liability for the optionee in the year of exercise.

         If shares of common stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either the two-year or the one-year holding periods described above, the disposition is referred to as a disqualifying disposition, and (a) the optionee realizes ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of the shares) over the option price thereof and (b) HVDC is entitled to deduct such amount. Any further gain realized is taxed as a short-term or long-term capital gain and does not result in any deduction to HVDC. A disqualifying disposition in the year of exercise will generally avoid the alternative minimum tax consequences of the exercise of an ISO.

         NONSTATUTORY STOCK OPTIONS. The optioneee does not realize income at the time a nonstatutory option is granted. Upon exercise of the option, (a) the optionee realizes ordinary income in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise and (b) HVDC receives a tax deduction for the same amount. Upon disposition of the shares, appreciation or depreciation after the date of exercise is treated as a short-term or long-term capital gain or loss and will not result in any deduction by HVDC.

VOTE REQUIRED

         The affirmative vote by the holders of a majority of the shares present, or represented by proxy, and entitled to vote at the meeting is required to approve the amendment to the Equity Plan. Broker non-votes will not be counted as present or represented for this purpose. Abstentions will be counted as present and entitled to vote and, accordingly, will have the effect of a negative vote.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

         PROPOSAL 3: TRANSFER OF HVDC'S BIOTECHNOLOGY ASSETS TO PROCEPT

GENERAL

         On January 28, 2000, HVDC completed its acquisition of Heaven's Door Corporation, referred to as HDC, through the merger of a wholly-owned subsidiary with and into HDC. At the time of the acquisition, HVDC (formerly known as Procept, Inc.) changed its name to HeavenlyDoor.com, Inc. HVDC currently has two wholly-owned subsidiaries: HDC, which is an Internet company focusing on the funeral services industry, and Procept, Inc., formerly known as Pacific Pharmaceuticals, Inc., which is engaged primarily in the development of biotechnological products. As part of its new business strategy, HVDC will focus on growing its Internet business while maximizing the value of its biotechnology assets. In furtherance of this strategy, HVDC would like to consolidate all of its biotechnology assets into one company and accordingly, is seeking stockholder approval to transfer the biotechnology assets currently held by HVDC to its wholly-owned subsidiary, Procept. In order to maximize stockholder value, HVDC intends to license or otherwise dispose of its biotechnology assets.

TERMS OF THE TRANSFER

         If you approve the transfer, HVDC will enter into an agreement with Procept providing for the transfer of all HVDC's biotechnology assets and certain of its liabilities to Procept in exchange for 100 shares of Procept common stock, $0.01 per value. Procept will remain a wholly-owned subsidiary of HVDC after the transfer.

VOTE REQUIRED

         The affirmative vote by the holders of a majority of shares of common stock outstanding and entitled to vote at the meeting is required to approve the proposal to transfer HVDC's biotechnology assets to Procept.

Abstentions and broker non-votes will have the effect of a negative vote.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

       PROPOSAL 4: AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION

         Our board of directors has adopted, subject to stockholder approval, an amendment to our Restated Certificate of Incorporation to increase the number of shares of common stock we are authorized to issue from 50,000,000 to 75,000,000 shares. The board of directors believes that increasing the number of authorized shares is essential to ensure that we continue to have an adequate number of shares of common stock available for future issuance. As of April 1, 2000 we had 32,567,625 shares of common stock outstanding, and 11,157,060 shares issuable upon exercise of outstanding warrants, unit purchase options, and options not issued under our Equity Plan. Our Equity Plan current covers a reserve of 4,800,000 shares, all of which are subject to outstanding options or have been issued on exercise of options. As part of this proxy statement, we are asking the stockholders to approve an increase of 6,000,000 shares reserved for issuance under the Equity Plan. Assuming our stockholders approve the increase in shares reserved under the Equity Plan, and after allocating reserved shares, we will have an insufficient number of shares reserved to cover all outstanding warrants and options plus future option issuances contemplated under the Equity Plan. Furthermore, no shares will be available for other future uses without increasing the number of authorized shares.

         If the stockholders approve this increase in the number of shares we are authorized to issue, we would be able to issue stock for any valid corporate purpose that the board may deem advisable, including stock splits and stock dividends, financings, funding employee benefit plans and acquisitions. The availability of additional shares of common stock for issuance will provide us with greater flexibility in taking any of these actions without the delay or expense of obtaining stockholder approval, except to the extent required by state law or Nasdaq requirements for the particular transaction.

         Although our board of directors will authorize the issuance of additional common stock based on its judgment as to our best interests and that of our stockholders, future issuance of common stock could have a dilutive effect on existing stockholders. Common stockholders are not now, and will not be entitled to preemptive rights to purchase shares of any authorized capital stock if additional shares are issued later. In addition, the issuance of additional shares of common stock could have the effect of making it more difficult for a third party to acquire a majority of our outstanding voting stock.

VOTE REQUIRED

         The affirmative vote of holders of a majority of the shares of common stock outstanding and entitled to vote at the meeting is required to approve the proposed amendment to our charter. Abstentions and broker non-votes will be treated as a vote against the proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                              STOCKHOLDER PROPOSALS

         A stockholder who wishes to bring business before or propose director nominations at the 2001 annual meeting must give written notice to the Secretary of HVDC by March __, 2001. The notice must contain specified information about the proposed business or nominee and the stockholder making the proposal or nomination.

         In order for a stockholder proposal to be considered for inclusion in HVDC's proxy materials for the 2001 Annual Meeting of Stockholders, written notice of the proposal must be received by HVDC at 840 Memorial Drive, Cambridge, Massachusetts 02139, Attention: John F. Dee, President, no later than January __, 2001.

                            EXPENSES OF SOLICITATION

         HVDC will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others of forwarding solicitation material to beneficial owners of stock. In addition to the use of mails, proxies may be solicited by officers and any regular employees of HVDC in person or by telephone. HVDC expects that the costs incurred in the solicitation of proxies will be nominal.

                                  OTHER MATTERS

         The Board of Directors does not know of any business to come before the meeting other than the matters described in the notice. If other business is properly presented for consideration at the meeting, the enclosed proxy authorizes the persons named therein to vote the shares in their discretion.

                                  ANNUAL REPORT

         HVDC's annual report for the year ended December 31, 1999 is being mailed to stockholders along with this notice and proxy statement on or about May ___, 2000. The annual report includes the Annual Report on Form 10-K for that fiscal year as filed with the Securities and Exchange Commission. HVDC will furnish you with a copy of the exhibits to the Annual Report on Form 10-K upon receiving your written request and payment of an appropriate processing fee. If you would like to receive these materials, please send your written request to the Chief Financial Officer, HeavenlyDoor.com, Inc., 840 Memorial Drive, Cambridge, Massachusetts 02139. Please make any request prior to June 1, 2000 so that the company will have time to send you the written materials prior to the annual meeting.

                              (FRONT OF PROXY CARD)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS JUNE 19, 2000

                             HEAVENLYDOOR.COM, INC.

         The undersigned stockholder of HeavenlyDoor.com, Inc. ("HVDC") hereby appoints Lloyd J. Kagin, John F. Dee, Michael Fitzgerald and Lynnette C. Fallon, and each of them acting singly, the attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all of the shares of capital stock of HVDC that the undersigned is entitled to vote at the Annual Meeting of Stockholders of HVDC to be held June 19, 2000, and at all adjournments thereof, hereby revoking any proxy heretofore given with respect to such shares.

         This proxy when properly executed will be voted in the manner directed by the undersigned stockholder(s). IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS, INCLUDING THE ELECTION OF ALL NOMINEES FOR DIRECTOR. In their discretion, the proxies are also authorized to vote upon such matters as may properly come before the meeting.

                        PLEASE SIGN AND MAIL PROXY TODAY

                        Mark Here For Address Change and Note On Reverse [ ]

                  (Continued and to be signed on reverse side.)

                                                          [SEE REVERSE SIDE]

                             (REVERSE OF PROXY CARD)

[X] Please mark your votes as this example illustrates.

                                                           FOR                     WITHHELD
                                                        All nominees            For all nominees
1.   Proposal to elect directors                           [  ]                       [  ]

     FOR, except withheld from the following nominee(s):

     ---------------------------------------------------------------

     Nominees:      Glenn L. Cooper
                    John F. Dee
                    Zola P. Horovitz, Ph.D.
                    Lloyd J. Kagin
                    Richard J. Kurtz
                    Philip C. Pauze
                    Mark C. Rogers, M.D.
                    Elliott H. Vernon
                    Michael S. Weiss
                    Howard Weiser

                                                             FOR            AGAINST           ABSTAIN

2.   Proposal to approve an amendment                        [  ]            [  ]              [  ]
     to HVDC's 1998 Equity Incentive Plan
     increasing the aggregate number of shares
     of common stock reserved for issuance
     under the Equity Plan by 6,000,000 from
     4,800,000 to 10,800,000.

                                                             FOR           AGAINST          ABSTAIN

3.   Proposal to approve the transfer of                     [  ]             [  ]             [  ]
     all of HVDC's biotechnology
     assets to Procept, Inc.

                                                             FOR           AGAINST          ABSTAIN

4.   Proposal to amend the HVDC                              [  ]              [  ]              [  ]
     Restated Certificate of Incorporation to
     increase the authorized shares of Common
     Stock to 75,000,000 shares.

Signature:  ________________________________    Date:__________________________

Signature:  ________________________________    Date:__________________________

NOTE: Please sign exactly as name appears on stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.